SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    ------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): December 1, 2001



                Trust Certificates (TRUCs), Series 2001-3 Trust
                ------------------------------------------------
            (Exact name of registrant as specified in its charter)


     New York                         333-58504-03                 13-7295203
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(State or other jurisdiction         (Commission             (I.R.S. employer
   of incorporation)                 file number)           identification no.)
      c/o U.S. Bank Trust National Association.
      100 Wall Street, Suite 1600
      New York, New York                                            10005
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(Address of principal executive offices)                           (Zip code)


Registrant's telephone number, including area code (212)-361-2459
                                                   --------------

                 ______________________________N/A____________________________
       (Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits.

                  (a)  Not Applicable.

                  (b)  Not Applicable.

                  (c)  Exhibits.

1. Trustee's Report in respect of the December 1, 2001 Distribution Date

                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               Trust Certificates (TRUCs), Series 2001-3 Trust
                               By:  U.S. Bank Trust National Association,
                                    not in its individual capacity, but solely
                                    as Trustee on behalf of Trust Certificates
                                   (TRUCs), Series 2001-3 Trust



                               By: /s/ Marlene J. Fahey
                                   --------------------
                               Name:   Marlene J. Fahey
                               Title:  Vice President


Dated: June 5, 2002

                                 EXHIBIT INDEX


Exhibit                                                                    Page
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1. Trustee's Report in respect of the December 1, 2001 Distribution Date     5